NEWS RELEASE January 13, 2025 FOR IMMEDIATE RELEASE CONTACT: Randall M. Chesler (406) 751-4722 Ron J. Copher (406) 751-7706 Glacier Bancorp, Inc. Announces Acquisition of Bank of Idaho Holding Co. KALISPELL, MONTANA (GLOBE NEWSWIRE) – Glacier Bancorp, Inc. (“Glacier” or the “Company”) (NYSE: GBCI) today announced the signing of a definitive agreement to acquire Bank of Idaho Holding Co. (“BOID”) (OTCQX: BOID), the bank holding company for Bank of Idaho, a leading community bank headquartered in Idaho Falls, Idaho. The acquisition marks Glacier’s 26th bank acquisition since 2000 and its 12th announced transaction in the past 10 years. As of September 30, 2024, BOID had total assets of $1.3 billion, total loans of $1.0 billion and total deposits of $1.1 billion. The boards of Glacier and BOID unanimously approved the transaction, which is subject to regulatory approval, BOID shareholder approval and other customary conditions of closing. The definitive agreement provides that upon closing of the transaction, BOID shareholders are to receive 1.100 shares of Glacier stock for each BOID share (subject to adjustment under certain circumstances). Based on the closing price of $47.70 for Glacier shares on January 10, 2025, the transaction would result in an aggregate consideration of $245.4 million (inclusive of the value to BOID stock option and stock appreciation right holders) and value of $52.47 per BOID share. Upon closing of the transaction, which is anticipated to take place in the second quarter of 2025, the Bank of Idaho operations will join three existing Glacier Bank divisions. The Eastern Idaho operations of Bank of Idaho will join Citizens Community Bank, the Boise operations will join Mountain West Bank and the Eastern Washington operations will join Wheatland Bank. "We are excited to add Bank of Idaho to the Glacier family of banks,” said Randy Chesler, Glacier's President and CEO. “This is a unique opportunity to find a bank that not only fits strategically within our existing footprint but will also meaningfully expand our presence in strong core growth markets for Glacier. Idaho is the fastest growing state in the country and the addition of Bank of Idaho to our existing Mountain West Bank and Citizens Community Bank divisions will secure our position as the leading community bank in the state. In addition, we will expand our growing Eastern Washington franchise by combining Bank of Idaho with our Wheatland Bank division.” Chesler also noted that “This acquisition continues our long history of consistently adding high quality community banks to our proven banking model and we are enthusiastic about the future growth opportunities this acquisition will provide.”

“Bank of Idaho is a true community bank, and we are pleased to find a partner that shares the same vision, values and relationship banking model that has been core to our success over the years,” said Jeff Newgard, Bank of Idaho’s Chairman, President and CEO. “We are excited to join the Glacier family of banks and look forward to the opportunities and benefits this combination will bring to our clients, employees and shareholders.” Glacier management will review additional information regarding the transaction on a conference call beginning at 9:00 a.m. Mountain Time on Tuesday, January 14, 2025. Please note that our conference call host no longer offers a general dial-in number. Investors who would like to join the call may now register by following this link to obtain dial-in instructions: https://register.vevent.com/register/BI853a1a4cd7b143d18cb4dbf900914588 To participate via the webcast, log on to: https://edge.media-server.com/mmc/p/dpkop98f If you are unable to participate during the live webcast, the call will be archived on our website, www.glacierbancorp.com. A slide presentation to accompany management’s commentary may be accessed from Glacier’s January 13, 2025, Form 8-K filing with the Securities and Exchange Commission (the "SEC") or at https://www.glacierbancorp.com/news-market-information/annual-reports-presentations. Glacier was advised in the transaction by D.A. Davidson & Co. as financial advisor and Miller Nash LLP as legal counsel. BOID was advised by MJC Partners as financial advisor and Otteson Shapiro LLP as legal counsel. About Glacier Bancorp, Inc. Glacier Bancorp, Inc. is the parent company for Glacier Bank and its bank divisions: Altabank (American Fork, UT), Bank of the San Juans (Durango, CO), Citizens Community Bank (Pocatello, ID), Collegiate Peaks Bank (Buena Vista, CO), First Bank of Montana (Lewistown, MT), First Bank of Wyoming (Powell, WY), First Community Bank Utah (Layton, UT), First Security Bank (Bozeman, MT), First Security Bank of Missoula (Missoula, MT), First State Bank (Wheatland, WY), Glacier Bank (Kalispell, MT), Heritage Bank of Nevada (Reno, NV), Mountain West Bank (Coeur d’Alene, ID), The Foothills Bank (Yuma, AZ), Valley Bank (Helena, MT), Western Security Bank (Billings, MT), and Wheatland Bank (Spokane, WA). Visit GBCI’s website at www.glacierbancorp.com. Important Information and Where You Can Find It This communication relates to the proposed merger transaction involving Glacier and BOID. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed merger transactions, Glacier expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Proxy Statement of BOID and a Prospectus of Glacier, as well as other relevant documents concerning the proposed transaction. Shareholders of BOID are urged to read carefully the Registration Statement and the Proxy Statement/Prospectus included therein regarding the proposed merger transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about Glacier, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Glacier at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from Glacier at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,” “expect,” “will,” and similar references to future periods. Such forward- looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving Glacier and BOID, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier and BOID operate; uncertainties regarding the ability of Glacier Bank and Bank of Idaho to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Glacier undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in Glacier’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.